UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

Pinnacle Foods Finance LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-148297

Delaware	20-8720036
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Old Bloomfield Avenue

Mt. Lakes, New Jersey 07046

(Address of principal executive offices, including zip code)

(973) 541-6620

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Pinnacle Foods Finance LLC (the “Company”) is filing this Form 8-K to update financial information in the Company’s Annual Report on Form 10-K for the year ended December 27, 2009 (“2009 10-K”) to reflect our revised financial information and disclosures as a result of our segment reorganization.

As described in the 2009 10-K, in the first quarter of 2010, we implemented a reorganization of the Company’s products into three operating segments: (i) Birds Eye Frozen, (ii) Duncan Hines Grocery and (iii) Specialty Foods. Our United States retail frozen vegetables (Birds Eye®), single-serve frozen dinners and entrées (Hungry-Man®, Swanson®), multi-serve frozen dinners and entrées (Birds Eye Voila!®), frozen seafood (Van de Kamp’s®, Mrs. Paul’s®), frozen breakfast (Aunt Jemima®), bagels (Lender’s®), and frozen pizza (Celeste®) will be reported in the Birds Eye Frozen segment. Our baking mixes and frostings (Duncan Hines®), shelf-stable pickles, peppers and relish (Vlasic®), barbeque sauces (Open Pit®), pie fillings (Comstock®, Wilderness®), syrups (Mrs. Butterworth’s® and Log Cabin®), salad dressing (Bernstein’s®), canned meat (Armour®, Nalley®, Brooks®) and all Canadian Operations will be reported in the Duncan Hines Grocery segment. The Specialty Foods segment will consist of snack products (Tim’s Cascade® and Snyder of Berlin®) and our food service and private label businesses. Prior period amounts have been reclassified for consistent presentation.

In this Form 8-K, we are providing prior-period reclassified segment information resulting from these organizational changes. The Company’s consolidated financial statements and Management’s Discussion and Analysis covering periods beginning on December 28, 2009 will reflect modifications to our previous reportable segments resulting from this reorganization, including reclassification of all comparative prior period segment information.

The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede only those portions of our 2009 10-K that are most affected by our recent segment reorganization.

No other information has been updated for events or developments that occurred subsequent to the filing of the 2009 10-K with the U.S. Securities and Exchange Commission (“SEC”). For developments since the filing of the 2009 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 28, 2010 and the Company’s Forms 8-K filed since the filing of the 2009 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2009 10-K and subsequent SEC filings.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Revised Pinnacle Foods Finance LLC Consolidated Financial Statements for the fiscal years ended December 27, 2009 and December 28, 2008, the 39 weeks ended December 30, 2007 and the 13 weeks ended April 2, 2007 and as of December 27, 2009 and December 28, 2008 and report of independent registered public accounting firm

99.2	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Pinnacle Foods Finance LLC

By:	/S/ CRAIG STEENECK
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

Date: June 9, 2010